UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 19, 2008

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of Principal Executive Offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 19, 2008, Applebee’s Enterprises LLC, Applebee’s IP LLC, Applebee’s Restaurants North LLC, Applebee’s Restaurants Mid-Atlantic LLC, Applebee’s Restaurants West LLC, Applebee’s Restaurants Texas LLC, Applebee’s Restaurants Kansas LLC, Applebee’s Restaurants Vermont LLC, and Applebee’s Restaurants Inc., as co-issuers, entered into a supplement to the indenture related to the existing securitization program and an amendment to the Series 2007-1 Supplement . Under the supplement and amendment, among other things, the definition of the Series 2007-1 Class A-2-I Initial Anticipated Repayment Date was extended to August 31, 2008, subject to certain conditions. The supplement and amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1

Supplement No. 2 to the Base Indenture and Amendment No. 1 to the Series 2007-1 Supplement, dated as of June 19, 2008, by and among Applebee’s Enterprises LLC, Applebee’s IP LLC, Applebee’s Restaurants North LLC, Applebee’s Restaurants Mid-Atlantic LLC, Applebee’s Restaurants West LLC, Applebee’s Restaurants Texas LLC, Applebee’s Restaurants Kansas LLC, Applebee’s Restaurants Vermont LLC, Applebee’s Restaurants Inc. and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2008	DINEEQUITY, INC.

	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer (Principal Financial Officer)